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                                                                  EXHIBIT 10.2.9


Execution Copy
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                          ORBITAL SCIENCES CORPORATION




                       -----------------------------------

                                 NINTH AMENDMENT
                          Dated as of January 31, 2000



                                       to



                                 NOTE AGREEMENT
                            Dated as of June 1, 1995

                       -----------------------------------





                        Re: $13,333,333 12% Senior Notes
                                Due June 14, 2001






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                        NINTH AMENDMENT TO NOTE AGREEMENT

       THIS NINTH AMENDMENT to Note Agreement dated as of January 31, 2000 (the or this "Ninth Amendment"), is entered into between ORBITAL SCIENCES CORPORATION, a Delaware corporation (the "Company") and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (the "Noteholder").


                                    RECITALS:

       A. The Company and the Noteholder have heretofore entered into the Note Agreement dated as of June 1, 1995, the First Amendment to Note Agreement dated as of June 30, 1995, the Second Amendment to Note Agreement dated as of March 15, 1996, the Third Amendment to Note Agreement dated as of July 31, 1996, the Fourth Amendment to Note Agreement dated as of March 31, 1997, the Fifth Amendment to Note Agreement dated as of December 23, 1997, the Sixth Amendment to Note Agreement dated as of August 14, 1998, the Seventh Amendment to Note Agreement dated as of May 27, 1999 and the Eighth Amendment to Note Agreement dated as of December 20, 1999 (as so amended, supplemented or otherwise modified, the "Note Agreement").

       B. The Company and the Noteholder now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

       C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

       D. All requirements of law have been fully complied with and all other acts and things necessary to make this Ninth Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

       NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholder do hereby agree as follows:

SECTION 1.  AMENDMENTS.

       1.1. The following shall be added as a new Section 1.3 of the Note
Agreement:

              "Section 1.3. Security for the Notes. (a) The payment by the Company of all amounts due with respect to the Notes is fully and unconditionally guaranteed by Engineering Technologies, Inc., a Virginia corporation ("Engineering Technologies"), Orbital Space Systems, Inc., a Virginia corporation ("Orbital Space"), Orbital Commercial Systems, Inc., a Virginia corporation ("Orbital Commercial"), Orbital International, Inc., a Virginia corporation ("Orbital International"), Orbital Services Corporation, a Delaware corporation ("Orbital Services"), Orbital Navigation Corporation, a Delaware corporation ("Orbital Navigation"), Orblink LLC, a Delaware



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       limited liability company ("Orblink," and together with Engineering
       Technologies, Orbital Space, Orbital Commercial, Orbital International, Orbital Services and Orbital Navigation, collectively, the "Subsidiary Guarantors") pursuant to that certain Subsidiary Guaranty Agreement dated as of the date hereof (the "Subsidiary Guaranty Agreement") from the Subsidiary Guarantors to the Purchaser and each other holder of the Notes from time to time. Without limiting the foregoing, the enforcement of the rights and benefits in respect of the Subsidiary Guaranty Agreement and the allocation of the proceeds thereof, together with the application of the proceeds from the collection or payment of any Indebtedness of any Subsidiary of the Company due and owing under the Bank Credit Agreement will be subject to an Intercreditor Agreement dated as of the date hereof in form and substance satisfactory to the Noteholder (the "Intercreditor Agreement") entered into by Morgan Guaranty Trust Company of New York, as Collateral Agent, the Company and the holders of the Notes.

              (b) In addition to the Subsidiary Guaranty Agreement, the Notes will be entitled to the benefit of (1) that certain Second Amended and Restated Security Agreement dated as of June 30, 1992, amended and restated as of August 5, 1997, and further amended and restated as of November 30, 1999, among the Company, each of its Subsidiaries party thereto, Morgan Guaranty Trust Company of New York, as Collateral Agent (the "Collateral Agent") and Bank of America, N.A., as Designated Lockbox Bank (the "Security Agreement"), (2) that certain Pledge Agreement dated as of November 30, 1999 among the Company, each of its Subsidiaries party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent (the "Pledge Agreement") and (3) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of January 21, 2000, as further amended or supplemented from time to time, from the Company to the Trustee named therein, for the benefit of the Collateral Agent (the "Deed of Trust," and together with the Security Agreement and the Pledge Agreement, collectively, the "Security Documents").

              1.2. Section 5.10 of the Note Agreement is hereby amended as follows:

                     (a) Clause (e) is amended by deleting the second proviso
              thereof in its entirety and substituting in lieu thereof the following proviso:

              "provided, further, notwithstanding the foregoing, nothing contained in this Agreement will prohibit any Lien or Liens consisting of (i) the Stockholders Agreement amongst the Company, MacDonald Dettwiler and Associates, BC Ltd. and CAI, which such agreement shall contain substantially the same terms and conditions as set forth in the CAI Letter Agreement or (ii) the pledge for the benefit of CAI and BC Ltd. of up to 51% of the outstanding common stock of MacDonald, Dettwiler and Associates."

                     (b) Clause (g) is amended by deleting the word "and" at the end thereof.



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                     (c) Clause (h) is amended by deleting the period at the end thereof and substituting in lieu thereof the text ";and".

                     (d) A new Clause (i) is added following Clause (h) as
              follows:

                            "(i) liens granted for the benefit of the holders of
                     the Notes, including any liens shared by the holders of the Notes and any lender under the Bank Credit Agreement."

       1.3. The following shall be added as a new Section 5.18 of the Note
Agreement:

                     "Section 5.18. Additional Subsidiary Guarantors. If the Company or any Wholly-owned domestic Subsidiary at any time creates or acquires any direct Wholly-owned Subsidiary (other than any holding company created for the purpose of holding shares of MacDonald, Dettwiler and Associates Ltd.) (each, a "New Subsidiary"), the Company shall, within 10 days after such creation or acquisition), (a) cause such New Subsidiary to execute and deliver a supplement to the Subsidiary Guaranty Agreement in the form of Exhibit A to the Subsidiary Guaranty Agreement,
       (b) cause such New Subsidiary to become a party to the Security Agreement, (c) grant a perfected first priority Lien to the Collateral Agent for the benefit of the holders of the Notes on all of the outstanding capital stock or other equity interest of such New Subsidiary and (d) take, and cause such New Subsidiary and each other Subsidiary to take, all action necessary or (in the opinion of the Collateral Agent or the holders of the Notes) desirable to perfect and protect the Liens intended to be created by this Agreement and the Security Documents (including any documents delivered in connection with such creation or acquisition pursuant to clauses (a), (b) and (c) of this Section); provided that (1) the Company will not be required to take the actions described in clauses (a) and (b) of this subsection with respect to any New Subsidiary that is not a domestic Subsidiary or which has not become liable under the Bank Credit Agreement as a guarantor or otherwise, (2) the Company will not be required to take the actions described in clause
       (c) with respect to the capital stock or other equity interests of any New Subsidiary that is not a domestic Subsidiary to the extent the aggregate capital stock or other equity interest of such New Subsidiary subject to a Lien granted to the Collateral Agent for the benefit of the holders of the Notes would exceed 66% of the outstanding capital stock or other equity interests of such New Subsidiary, and (3) the Company will not be required to take any of the actions described in clauses (a), (b), or (c) of this Section 5.18 with respect to any New Subsidiary to the extent any such action is prohibited by the terms of any agreement or instrument to which (x) such New Subsidiary is a party or is bound as in effect on the date such New Subsidiary becomes a Subsidiary of the Company, so long as such agreement or such instrument was not entered into in contemplation of such New Subsidiary becoming a Subsidiary of the Company or (y) the Company or any of its Wholly-owned domestic Subsidiaries (other than such New Subsidiary) is a party or is bound as in effect on the Ninth Amendment Effective Date."



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              1.4. The period at the end of SECTION 6.1 (l) is hereby deleted and "; or" is substituted therefor and the following shall be added as a new subsection (m) to Section 6.1 of the Note Agreement:

                            "(m) the Subsidiary Guaranty Agreement shall cease
              to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any governmental authority or court that such agreement is invalid, void or unenforceable or the Company or any of the Subsidiaries party to the Subsidiary Guaranty Agreement shall contest or deny in writing the validity or enforceability of the Subsidiary Guaranty Agreement."

              1.5. The second full sentence of Section 6.3 of the Note Agreement is hereby amended in its entirety to read as follows:

              "When any Event of Default described in paragraphs (a) through
              (i), inclusive, or paragraph (m) of said SECTION 6.1 has happened and is continuing, the holder or holders of 66-2/3% or more of the principal amount of Notes at the time outstanding may, by notice in writing to the Company in the manner provided in SECTION 9.6, declare the entire principal and all interest accrued on all Notes to be and all Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are expressly waived."

              1.6. Section 6.4 of the Note Agreement is hereby amended and restated to read as follows:

                            "Section 6.4. Rescission of Acceleration. The
              provisions of SECTION 6.3 are subject to the condition that if the principal of and accrued interest on all or any outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in paragraphs (a) through (i), inclusive, or paragraph (m) of SECTION 6.1, the holders of 66-2/3% in aggregate principal amount of the Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

                            (a) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement;

                            (b) all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except any principal, interest or premium on the Notes which has become due and payable solely by reason of such declaration under SECTION 6.3) shall have been duly paid; and

                            (c) each and every other Default and Event of Default shall have been made good, cured or waived pursuant to
              SECTION 7.1;



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and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto."

              1.7. The following shall be added as new definitions in alphabetical order to Section 8.1 of the Note Agreement:

              "Collateral Agent" shall have the meaning set forth in SECTION 1.3(b).

              "Ninth Amendment" shall mean the Ninth Amendment dated as of January 31, 2000 to this Agreement.

              "Ninth Amendment Effective Date" shall mean the date upon which the Ninth Amendment becomes effective.

              "Intercreditor Agreement" shall have the meaning specified in
       SECTION 1.3(a).

              "Pledge Agreement" shall have meaning specified in SECTION 1.3(b).

              "Security Agreement" shall have the meaning specified in SECTION 1.3(b).

              "Security Documents" shall have the meaning specified in SECTION 1.3(b).

              "Subsidiary Guarantors" shall have the meaning specified in
       SECTION 1.3(a).

              "Subsidiary Guaranty Agreement" shall have the meaning specified in SECTION 1.3(a).

              1.8.   The definition of "Bank Credit Agreement" set forth in
Section 8.1 of the Note Agreement shall be amended and restated to read as follows:

                    "Bank Credit Agreement" shall mean the Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 among the Company, the Banks listed therein, and Morgan Guaranty Trust Company of New York, as Administrative Agent and as Collateral Agent, including any extensions, renewals or replacements thereof.

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

              2.1. To induce the Noteholder to execute and deliver this Ninth Amendment (which representations shall survive the execution and delivery of this Ninth Amendment), the Company represents and warrants to the Noteholder that:

              (a) this Ninth Amendment has been duly authorized, executed and delivered by it and this Ninth Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization,



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       moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

              (b) the Note Agreement, as amended by this Ninth Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

              (c) the execution, delivery and performance by the Company of this Ninth Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 among the Company, the Banks listed therein, and Morgan Guaranty Trust Company of New York, as Administrative Agent and as Collateral Agent, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this SECTION 2.1(c); and

              (d) as of the Effective Date and after giving effect to this Ninth Amendment, no Default or Event of Default has occurred which is continuing, excepting (i) only as expressly set forth in (A) that certain Waiver dated October 31, 1999 from the Noteholder to the Company, (B) that certain Waiver dated November 30, 1999 from the Noteholder to the Company and (C) that certain Waiver dated December 23, 1999 from the Noteholder to the Company and (ii) any Default or Event or Default, if any, relating to Section 5.21 of the Bank Credit Agreement.

SECTION 3.    PAYMENT OF NOTEHOLDER'S COUNSEL FEES AND EXPENSES.

       The Company agrees to pay the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholder, in connection with the negotiation, preparation, approval, execution and delivery of this Ninth Amendment.

SECTION 4.    MISCELLANEOUS.

          4.1. This Ninth Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this Ninth Amendment, and by the waivers granted by the Noteholder prior to the date, hereof all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.



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              4.2.   Any and all notices, requests, certificates and other
instruments executed and delivered after the execution and delivery of this Ninth Amendment may refer to the Note Agreement without making specific reference to this Ninth Amendment but nevertheless all such references shall include this Ninth Amendment unless the context otherwise requires.

              4.3. The descriptive headings of the various Sections or parts of this Ninth Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

              4.4. This Ninth Amendment shall be governed by and construed in accordance with Illinois law.

              4.5. This Ninth Amendment shall become effective on January 31, 2000 (the "Effective Date").




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              4.6.   The execution hereof by you shall constitute a contract
between us for the uses and purposes hereinabove set forth, and this Ninth Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                               ORBITAL SCIENCES CORPORATION


                               By
                                 Its
                                     --------------------------------


Accepted and Agreed to:

                               THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY



                               By
                                  Its
                                     --------------------------------





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